UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004

Atrium Companies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-20095	75-2642488
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3890 West Northwest Highway, Suite 500 Dallas, Texas 75220, (214) 630-5757
(Address of principal executive offices, including zip code
and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 1, 2004, Atrium Companies, Inc. (“Atrium” or the “Company”) completed the acquisition of substantially all of the assets of Kinco, Ltd., a Florida limited partnership (referred to as “Kinco”), for a purchase price of $27.1 million, including $26.6 million in cash, $0.4 million in assumed liabilities and $0.1 million in the form of warrants to purchase Atrium Corporation common stock. The transaction was effected through a newly-formed subsidiary, Atrium Windows and Doors of Florida, LLC, a Delaware corporation, and was funded through a combination of $20 million of additional term loan borrowings, borrowings under the Company’s revolving credit and accounts receivable securitization facilities and cash on hand.

Kinco, based in Jacksonville, Florida, manufactures, distributes and installs aluminum and vinyl windows for the new home construction and replacement markets in Florida, Georgia and South Carolina. Through its 14 company-owned distribution centers, Kinco sells to large production builders, mid-size regional builders and replacement contractors.

This report on Form 8-K/A amends the Registrant’s Report on Form 8-K dated September 1, 2004, which was filed on September 7, 2004 to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

Audited financial statements of Kinco, Ltd. as of and for the year ended December 31, 2003 and unaudited financial statements of Kinco, Ltd. as of and for the six months ended June 30, 2004 are filed herewith beginning on page F-1.

(b)  Pro Forma Financial Information

The unaudited pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X as of June 30, 2004 and for the six months and year ended June 30, 2004 and December 31, 2003, respectively, is filed herewith beginning on page P-1.

(c)  Exhibits

The following exhibits are furnished as a part of this Current Report on Form 8-K/A:

99.1*		Asset Purchase Agreement, dated September 1, 2004, among Kinco, Ltd., Kinco, Inc., Nancy M. Mills Marital Trust, Bancboston Ventures, Inc., Robert F. King, Daniel Duett and Atrium Windows and Doors of Florida, LLC.

99.2*		Press release issued by Atrium Companies, Inc. on September 1, 2004.

	*	Incorporated by reference from the Registrant’s Report on Form 8-K dated
September 1, 2004, which was filed on September 7, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.
(Registrant)

Date: October 18, 2004	By:	/s/ Eric W. Long

Eric W. Long
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

KINCO, LTD.
Jacksonville, Florida

FINANCIAL STATEMENTS

December 31, 2003

F 1

TABLE OF CONTENTS

Page

Independent Auditor's Report	F3

Balance Sheet	F4 - F5

Statement of Operations	F6

Statement of Partners' Equity	F7

Statement of Cash Flows	F8

Notes to Financial Statements	F9 - F19

F 2

INDEPENDENT AUDITOR'S REPORT

To the Partners
Kinco, Ltd.
Jacksonville, Florida

We have audited the accompanying balance sheet of Kinco, Ltd. as of December 31, 2003, and the related statement of operations, partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kinco, Ltd. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

PETTY & LANDIS, P.C.

Chattanooga, Tennessee
March 31, 2004
(Except for Note 13, as to which the date is September 1, 2004)

F 3

KINCO, LTD.

BALANCE SHEET

December 31, 2003

ASSETS

CURRENT ASSETS
Cash	$366,696
Accounts receivable, net of allowance of $209,974	7,745,159
Inventories, net of reserve of $278,469	6,944,859
Other current assets	787,425

Total Current Assets	15,844,139

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment, net	5,489,910

OTHER ASSETS
Other non current assets	195,596

Total Assets	$21,529,645

The accompanying notes are an integral part of these statements.

F 4

KINCO, LTD.

BALANCE SHEET

December 31, 2003

LIABILITIES AND PARTNERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$2,464,643
Other accrued expenses	1,846,760
Revolving credit facility	4,638,451
Other current liabilities	1,091,509

Total Current Liabilities	10,041,363

NON-CURRENT LIABILITIES
Bank term loan, net of current portion	2,766,667
Other non-current liabilities	3,285

Total Non-Current Liabilities	2,769,952

PARTNERS' EQUITY	8,718,330

Total Liabilities and Partners' Equity	$21,529,645

The accompanying notes are an integral part of these statements.

F 5

KINCO, LTD.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

SALES	$62,151,882

COST OF SALES	44,432,354

Gross Profit	17,719,528

OPERATING EXPENSES
Selling, delivery, general and administrative expenses	14,784,966

Operating Income	2,934,562

OTHER EXPENSES (INCOME)
Interest expense	351,741
Interest income	(3,731)
Management fees	250,000
Other	(16,044)

Total Other Expenses, net	581,966

Net Income	$2,352,596

The accompanying notes are an integral part of these statements.

F 6

KINCO, LTD.

STATEMENT OF PARTNERS' EQUITY

For the year ended December 31, 2003

Partners' Equity Beginning Balance	$6,365,734

Net Income	2,352,596

Partners' Equity Ending Balance	$8,718,330

The accompanying notes are an integral part of these statements.

F 7

KINCO, LTD.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,352,596
Items not requiring cash:
Depreciation	583,670
Amortization	97,768
Bad debt expense	154,550
Gain on disposals	(2,665)
Changes in:
Accounts receivable, net of allowance for bad debts	(868,201)
Inventories, net of reserve	199,041
Other current assets	(460,651)
Payables, accrued expenses and other current liabilities	104,452
Net Cash Provided by Operating Activities	2,160,560

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(452,080)
Proceeds from sale of property, plant and equipment	350,250
Net Cash Used by Investing Activities	(101,830)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment on revolving credit facility, net	(1,844,837)
Payment on long-term debt	(2,959,858)
Financing costs	(69,126)
Proceeds of long term debt	3,000,000
Net Cash Used by Financing Activities	(1,873,821)

Net Increase in Cash	184,909
Cash, beginning of year	181,787
Cash, End of Year	$366,696

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$351,741

The accompanying notes are an integral part of these statements.

F 8

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1. GENERAL INFORMATION

Kinco, Ltd. (the "Company") is a manufacturer and distributor of doors and windows. The Company has administrative and manufacturing functions in Jacksonville, Florida. Branch offices are located in South Carolina and throughout the state of Florida. The Company distributes primarily to builders, contractors and the general public.

The Company is a Limited Partnership organized under the laws of the State of Florida.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions are based upon the best available information and are subject to change as conditions within and beyond the control of the Company change including, but not limited to, economic conditions, the availability of additional information, and actual experience rates different than those used in the Company's estimates. Accordingly, actual results could differ from those estimates. Significant estimates are used in calculating allowance for bad debt and inventory reserves.

Cash

The Company maintains accounts at various local financial institutions, which are insured by the FDIC up to $100,000 per institution. At times throughout the year, the Company's balances may exceed the insured amounts.

Accounts Receivable

The Company reports trade receivables at net realizable value. Management determines the allowance for doubtful accounts based on historical losses and current economic conditions. On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against an existing allowance account or against earnings.

See accountant’s report.

F 9

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Inventories

The Company computes its inventories using the first-in, first-out method. Inventories are stated at lower of cost or market. The Company utilizes an inventory reserve to write-down inventory valuations for estimated obsolescence or unmarketable inventory. At December 31, 2003, an inventory reserve of $278,469 is included in inventory.

Property, Plant, and Equipment

Property, plant, and equipment are stated at cost less accumulated depreciation. Cost of certain assets has been determined by appraisal of the various assets purchased and allocation of the purchase price in accordance with professional standards. Major replacements and improvements are capitalized, while maintenance and repairs are expensed as incurred. Depreciation is computed using various methods over estimated useful lives, as follows:

Estimated Useful Life
Buildings	27 - 39 years
Equipment	5 - 10 years
Furniture and fixtures	5 - 10 years
Trucks and autos	5 - 7 years
Leasehold improvements	5 - 39 years

Management reviews the net realizable value of property, plant, and equipment whenever events and circumstances indicate impairment may have occurred. In the event the carrying value of these assets exceeds estimated gross future cash flows for those assets, carrying values will be written-down to approximate future cash flows. Management believes there are no impairments of property, plant, or equipment at December 31, 2003.

Other Assets

At December 31, 2003, capitalized financing costs of $67,973, net of accumulated amortization, are included in other non-current assets. Financing costs are capitalized at cost and amortized over their stated lives. For the year ended December 31, 2003, amortization was $97,768.

See accountant’s report.

F 10

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Provision for Warranties

At December 31, 2003, the Company does not maintain a warranty provision, as the value of historical claims activity has not necessitated such a provision. During 2003, any uninsured claims were expensed as incurred by the Company. Changes in claim rates or differences between actual and expected warranty costs could impact future warranty costs and future estimates of warranty obligations.

Revenue Recognition

Revenue from the sale of doors and windows is generally recognized at the time of delivery to the customer. On contracts involving installation, revenue is recognized when installation is complete. In limited situations, revenue is recognized for the value of product (excluding installation) when an order has been partially shipped, the order is non-cancelable and there is no substantial risk of return. Gross profit related to such situations recorded in these financial statements amounted to $158,549. Any cash discounts issued to customers are charged against recognized revenue. Allowances are established to recognize the risk of sales returns from customers and estimates of warranty costs. The Company classifies any shipping charges to customers as revenues while the costs of shipping are presented in cost of sales and amounted to $541,985 in 2003.

Federal Income Taxes

The Company is taxed as a partnership for federal and state purposes. Under partnership rules, the income is taxed to the partners and consequently the partnership has no tax liability.

Advertising

Advertising and related promotional costs are either expensed as incurred or capitalized and subsequently expensed by the Company over their estimated useful lives, not to exceed 24 months. At December 31, 2003, there were no capitalized advertising costs. Advertising expenses totaled $309,169 for the year ended December 31, 2003.

Fair Value of Financial Instruments

In accordance with SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," the Company estimated fair value amounts of the revolving credit facility and the bank term loan (see Note 5). The fair values of the revolving credit facility and the bank term loan are based on quoted market interest rates. As these market interest rates are the basis for the effective interest rates on these financial instruments, carrying values approximate market values at December 31, 2003.

See accountant’s report.

F 11

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Concentrations of Credit Risk

Financial instruments, which potentially expose the Company to concentrations of credit risk, consist primarily of cash accounts receivable and notes receivable. At times, the Company's cash balances with financial institutions exceed federally insured limits. However, management believes the institutions are of high credit quality.

Regarding accounts receivable, the Company performs ongoing credit evaluations of its customers' financial condition and has deposits from some customers. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of certain customers, historical trends, and other information. At December 31, 2003, the Company has notes receivable of $272,194 from certain customers for product sales.

During 2003, the Company had sales to one customer of approximately $8.1 million, thus exceeding 10 percent of total sales. While no contractual agreement exists with this customer, management believes that current relations with the customer are satisfactory.

Recently Issued Accounting Standards

In April 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections" ("SFAS 145"). SFAS 145 rescinds SFAS NO. 4, "Reporting Gains and Losses from Extinguishment of Debt," requiring that gains and losses from the extinguishment of debt be classified as extraordinary items only if certain criteria are met. SFAS 145 also amends SFAS No. 13, "Accounting for Leases," and the required accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions and certain lease modifications that have economic effects similar to sale-leaseback transactions. SFAS 145 was adopted by the Company on January 1, 2003. Adoption of SFAS 145 has not had a material effect on the Company's consolidated financial position or results of operations.

See accountant’s report.

F 12

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Recently Issued Accounting Standards - Continued

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized initially at fair value when the liability is incurred. The Company adopted SFAS 146 on January 1, 2003. Adoption of SFAS 146 has not had a material effect on the Company's consolidated financial position or results of operations.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative contracts, including hedging instruments. The amendments and clarifications under SFAS 149 generally serve to codify the conclusions reached by the Derivative Implementation Group, to incorporate other FASB projects on financial instruments, and to clarify other implementation issues. SFAS 149 became effective prospectively for derivative contracts entered into to be modified by the Company after September 30, 2003. Adoption of SFAS 149 has not had a material effect on the Company's consolidated financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). SFAS 150 broadens the definition of financial instruments and establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS 150 also requires that an issuer classify a financial instrument that is within its scope as an asset or as a liability. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and is otherwise effective at the beginning of the first interim period beginning June 15, 2003. Adoption of SFAS 150 has not had a material effect on the Company's consolidated financial position or results of operations.

In December 2003, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition." SAB 104 supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB 104's primary purpose is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB 104 rescinds the SEC's Revenue Recognition in Financial Statements Frequently Asked Questions and Answers ("the FAQ") issued with SAB 101 that had been codified in SEC Topic 13, Revenue Recognition. Selected portions of the FAQ have been incorporated into SAB 104. While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104, which was effective upon issuance. The adoption of SAB 104 did not have a material impact on the Company's financial condition or results of operations.

See accountant’s report.

F 13

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Recently Issued Accounting Standards - Continued

During January 2003, the FASB issued FIN No. 46 "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 is effective for variable interest entities created after January 31, 2003 and is required to be adopted for variable interest entities that existed prior to February 1, 2003 by December 31, 2003. FIN 46 is an interpretation of Accounting Research Bulletin No. 51, "Consolidated Financial Statements." FIN 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities and is entitled to receive a majority of the entity's residual returns or both. In December 2003, the FASB issued a revision to FIN 46 to clarify some of the provisions and to exempt certain entities from its requirements. Adoption of FIN 46 has not had a material effect on the Company's consolidated financial position or results of operations.

During December 2003, FASB issued a revision to FIN 46 ("FIN 46R"), to clarify some of the provisions and to exempt certain entities from its requirements. Under the new guidance, special effective date provisions apply to enterprises that have fully or partially applied FIN 46 prior to issuance of the revised interpretation. Otherwise, application of FIN 46 is required in financial statements of public entities that have interests in structures that are commonly referred to as special purpose entities ("SPE's") for periods ending after December 15, 2003. Application by public entities, other than business issuers, for all other types of variable interest entities other than SPE's is required in financial statements for periods ending after March 15, 2004. Adoption of FIN 46R has not had a material effect on the Company's consolidated financial position or results of operations.

NOTE 3. PROPERTY, PLANT, AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31, 2003:

Land	$944,662
Buildings	4,905,287
Equipment	3,408,327
Furniture and fixtures	2,382,370
Trucks and autos	258,869
Leasehold improvements	165,496
Total	12,065,011

Less accumulated depreciation	(6,575,101)
Property, plant, and equipment, net	$5,489,910

Depreciation expense was $583,670 for the year ended December 31, 2003.

See accountant’s report.

F 14

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 4. INVENTORIES

Inventories at December 31, 2003 are summarized as follows:

Finished product	$3,730,932
Raw materials	3,048,343
Work-in-process	444,053
Inventory reserve	(278,469)

Total	$6,944,859

NOTE 5. REVOLVING CREDIT FACILITY AND LONG-TERM DEBT

Revolving Credit Facility

The Company maintains a revolving credit facility with SouthTrust Bank. The lending limit is the lesser of $8,500,000, or the collateral value of accounts receivable and inventory. The collateral value is the sum of 80% of eligible receivables and 50% of eligible inventory. The collateral value of the inventory is limited to $4,000,000. Interest is payable monthly at LIBOR plus 2.0%. The applicable rate at December 31, 2003 was 3.12%.

The maturity date for the credit facility is October 31, 2004.

Bank Term Loan

The Company maintains a note in the original principle amount of $3,000,000 under a term loan agreement with SouthTrust Bank.

The term loan bears interest at the rate of LIBOR plus 2.0% payable monthly. Principal is payable in monthly installments of $16,667 to October 31, 2010, at which time the unpaid balance is due.

The loan agreements between SouthTrust Bank and the Company require the Company to maintain specific levels of certain financial ratios. Substantially all assets of the Company, including a first or second mortgage on substantially all of the real estate, are pledged as collateral for the term loan and revolving credit facility.

See accountant’s report.

F 15

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 5. REVOLVING CREDIT FACILITY AND LONG-TERM DEBT - CONTINUED

Maturities

Principal on long-term debt is due as follows (without regard to lease obligations presented separately in Note 6):

2004	$200,000
2005	200,000
2006	200,000
2007	200,000
2008 and thereafter	2,166,667

NOTE 6. CAPITAL LEASES

Capital lease obligations at December 31, 2003, consist of the following:

Forklift lease expiring in 2005, payable in monthly installments of $376, including interest of approximately 7.2%	$7,406

Less current portion of capital lease obligations	(4,121)

Long Term Capital Lease Obligations, net	$3,285

At December 31, 2003, the Company is obligated for one capital lease of a forklift. The forklift is included in equipment at December 31, 2003 with a value of $12,240, net of accumulated amortization of $1,968.

See accountant’s report.

F 16

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 7. OPERATING LEASES

The Company leases real estate in various locations. Lease expense, including month to month rentals, on the real estate included in operating expenses for the year ended December 31, 2003 was $534,768.

The Company also leases automotive equipment. Lease expense for automotive equipment for the year ended December 31, 2003 was $198,159.

Annual minimum operating lease obligations for the next five years are as follows:

2004	$823,953
2005	647,893
2006	308,976
2007	231,649
2008	123,446

NOTE 8. OTHER COMMITMENTS AND CONTINGENCIES

The Company has entered into employment agreements with its President and Chief Executive Officer, its Chief Financial Officer and its Executive Vice President. The agreements generally provide for terms of employment, annual salaries, bonuses, benefits and severance.

The Company is subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Although management cannot predict the outcomes of these proceedings, we do not believe these actions will have a material adverse effect on our financial position, results of operations or liquidity.

NOTE 9. PARTNERSHIP INTEREST

BancBoston Capital has a 17.5% partnership interest. The Partnership has a call on this interest on or after December 31, 2003, and BancBoston Capital has a put on or after December 31, 1997. The price for the put and call is the appraised fair market value, without regard to minority positions.

NOTE 10. PROFIT SHARING PLAN

Kinco, Ltd. has a 401(k) profit sharing plan for eligible employees. For the year ended December 31, 2003, matching and discretionary contributions to the plan were $45,133.

See accountant’s report.

F 17

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 11. TAX DISTRIBUTIONS

The partnership agreement provides that tax distributions may be made in the amount necessary to cover the partners' tax liability generated by the partnership.

Taxable income is calculated as follows:

Book income	$2,352,596

Timing differences:
Depreciation - tax greater than book	(168,653)
Amortization - tax greater than book	(580,394)
Decrease in inventory and other reserves	(90,000)
Gain on disposal of fixed assets	19,214

Permanent differences:
Officers' life insurance	42,550
Non-deductible entertainment	77,638

Taxable Income	$1,652,951

The Company made no distributions in 2003.

NOTE 12. RELATED PARTIES

Management Fees

The Company pays management fees and expense reimbursements to an affiliated company in the amount of approximately $250,000 annually.

Debt

Certain partners had extended loans to the Company under Partner's Subordinated Mortgage Notes. These loans were paid off in 2003 with the financing of the SouthTrust Bank loan. Interest expense on these notes was $64,325 for 2003.

See accountant’s report.

F 18

KINCO, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 13. SUBSEQUENT EVENTS AND RECLASSIFICATIONS

On September 1, 2004, Atrium Companies, Inc. completed the acquisition of substantially all of the assets of the Company for a purchase price of $27.1 million, including $26.6 million in cash, $0.4 million in assumed liabilities and $0.1 million in the form of warrants to purchase Atrium Corporation common stock.

These financial statements were previously issued on a comparative basis. As of September 1, 2004, these financial statements were modified to single year. There have also been certain reclassifications and additional disclosures made that were not included in the original financial statements. These reclassifications and additional disclosures had no material effect on the amounts included in these financial statements.

NOTE 14. VALUATION AND QUALIFYING ACCOUNTS

Activity in the Company's valuation and qualifying accounts during 2003 consisted of the following:

Allowance for doubtful accounts:

Balance at beginning of period	$140,000
Charged to expense	154,550
Deductions	(86,851)
Recoveries	2,275

Balance at End of Period	$209,974

Inventory Allowance:
Balance at beginning of period	$448,291
Charged to expense	609,000
Deductions	(928,822)
Recoveries	150,000

Balance at End of Period	$278,469

See accountant’s report.

F 19

KINCO, LTD.

INTERIM FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2004

F 20

KINCO, LTD.
INTERIM FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2004

FINANCIAL STATEMENTS (Unaudited)
Page

Balance Sheet as of June 30, 2004	F22

Statement of Operations for the Six Months Ended June 30, 2004	F23

Statement of Partners' Equity for the Six Months Ended June 30, 2004	F24

Statement of Cash Flows for the Six Months Ended June 30, 2004	F25

Notes to Financial Statements	F26 - F27

F 21

KINCO, LTD.
BALANCE SHEET
June 30, 2004
(dollars in thousands)
(unaudited)

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$140
Accounts receivable, net of allowance of $278	8,458
Inventories, net	7,377
Other current assets	764
Total current assets	16,739
PROPERTY, PLANT AND EQUIPMENT, net of accumulated
depreciation of $6,800	5,562
DEFERRED FINANCING COSTS, net	61
OTHER ASSETS	148
Total assets	$22,510

LIABILITIES AND PARTNERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	3,427
Accrued liabilities	1,537
Current portion of notes payable	5,257
Total current liabilities	10,221
LONG-TERM LIABILITIES:
Notes payable	2,668
Total long-term liabilities	2,668
Total liabilities	12,889
COMMITMENTS AND CONTINGENCIES

PARTNERS' EQUITY:
Retained earnings	9,621
Total partners' equity	9,621
Total liabilities and partners' equity	$22,510

The accompanying notes are an integral part of the financial statements.

F 22

KINCO, LTD.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2004
(dollars in thousands)
(unaudited)

NET SALES	$32,900
COST OF GOODS SOLD	26,034
Gross profit	6,866

OPERATING EXPENSES:
Selling, delivery, general and administrative expenses (excluding
securitization, stock compensation and amortization expense)	4,900
Amortization expense	7
4,907

Income from operations	1,959

INTEREST EXPENSE	(132)
OTHER EXPENSE, net	(24)
Income before income taxes	1,803
PROVISION FOR INCOME TAXES	-
NET INCOME	$1,803

The accompanying notes are an integral part of the financial statements.

F 23

KINCO, LTD.
STATEMENT OF PARTNERS’ EQUITY
For the Six Months Ended June 30, 2004
(dollars in thousands, except share amounts)
(unaudited)

Total Partners’ Equity

Balance, December 31, 2003	$8,718
Partner distributions	(900)
Net income	1,803
Balance, June 30, 2004	$9,621

The accompanying notes are an integral part of the financial statements.

F 24

KINCO, LTD.
STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2004
(dollars in thousands, except share amounts)
(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,803
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	302
Provision for bad debts	81
Gain on sales of assets	(1)
Changes in assets and liabilities:
Accounts receivable	(714)
Inventories	(533)
Prepaid expenses	44
Accounts payable	(239)
Accrued liabilities	(309)
Net cash provided by operating activities	434

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(371)
Proceeds from sales of assets	1
Other assets	(17)
Net cash used in investing activities	(387)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings under revolving credit facility	414
Payments of capital lease obligations	(2)
Checks drawn in excess of bank balances	314
Scheduled principal payments on term loans	(100)
Partner distributions	(900)
Net cash used in financing activities	(274)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(227)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	367
CASH AND CASH EQUIVALENTS, END OF PERIOD	$140

The accompanying notes are an integral part of the financial statements.

F 25

KINCO, LTD.
NOTES TO FINANCIAL STATEMENTS
June 30, 2004
(dollars in thousands, except share amounts)
(unaudited)

1. Basis of Presentation

The unaudited financial statements of Kinco, Ltd.. (“Kinco” or the “Company”) for the six months ended June 30, 2004, and financial position as of June 30, 2004 have been prepared in accordance with generally accepted accounting principles for interim financial reporting, Rule 3-02 and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

These financial statements and footnotes should be read in conjunction with the Company’s audited financial statements for the fiscal year ended December 31, 2003. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the interim financial information have been included. The results of operations for any interim period are not necessarily indicative of the results of operations for a full year.

2. Recently Issued Accounting Standards

FIN No. 46 — "Consolidation of Variable Interest Entities":

During January 2003, the FASB issued FIN No. 46 "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 is effective for variable interest entities created after January 31, 2003 and is required to be adopted for variable interest entities that existed prior to February 1, 2003 by December 31, 2003. FIN 46 is an interpretation of Accounting Research Bulletin No. 51, "Combined Financial Statements." FIN 46 requires a variable interest entity to be combined by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities and is entitled to receive a majority of the entity's residual returns or both. In December 2003, the FASB issued a revision to FIN 46 to clarify some of the provisions and to exempt certain entities from its requirements. Adoption of FIN 46 has not had a material effect on the Company's combined financial position or results of operations.

FIN No. 46R — "Consolidation of Variable Interest Entities":

During December 2003, the FASB issued a revision to FIN 46, FIN No. 46R ("FIN 46R"), to clarify some of the provisions and to exempt certain entities from its requirements. Under the new guidance, special effective date provisions apply to enterprises that have fully or partially applied FIN 46 prior to issuance of the revised interpretation. Otherwise, application of FIN 46R is required in financial statements of public entities that have interests in structures that are commonly referred to as special purpose entities ("SPE's") for periods ending after December 15, 2003. Application by public entities, other than business issuers, for all other types of variable interest entities other that SPE's is required in financial statements for periods ending after March 15, 2004. Adoption of FIN 46R has not had a material effect on the Company's combined financial position or results of operations.

3. Inventories

Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method of accounting.

F 26

Work-in-process and finished goods inventories consist of materials, labor and manufacturing overhead. Inventories consisted of the following:

Raw materials	$3,166
Work-in-process	451
Finished goods	4,403
Valuation allowance	(643)
$7,377

4. Notes Payable

    Notes payable consisted of the following:

Revolving credit facility	$5,053
Term loan	2,867
Capital lease obligations	5
7,925
Less:
Current maturities of long-term debt	(5,257)
Long-term debt	$2,668

At June 30, 2004, Kinco had a revolving credit facility that bore interest at LIBOR plus 2.0%, interest was payable monthly with principal due in October 2004. The borrowing base was the lesser of $8,500, or the collateral value of accounts receivable and inventory. The collateral value was the sum of 80% of eligible receivables and 50% of eligible inventory.

The Company had a term loan with an original principal balance of $3,000 that bore interest at LIBOR plus 2.0%. Principal and interest was payable monthly through October of 2010, at which time the remaining principal balance was due. The term loan required the Company to comply with various financial covenants. As of June 30, 2004, the Company was in compliance with all financial covenants.

Substantially all of the assets of the Company were pledged as collateral for the revolving credit facility and term loan. The debt was repaid upon the sale of substantially all of the assets of the Company to Atrium Companies, Inc.(see Note 6).

5. Contingencies

Kinco is party to other various claims, legal actions and complaints arising in the ordinary course of business. In the opinion of management, all such matters are without merit or are of such kind, or involve such amounts, that an unfavorable disposition would not have a material effect on the financial position, results of operations or liquidity of the company.

6. Subsequent Event

On September 1, 2004, Atrium Companies, Inc. (“Atrium”) acquired substantially all of the assets of Kinco for a purchase price of $27,125, consisting of $26,623 in cash, $352 in assumed liabilities and $150 in the form of warrants to purchase Atrium Corporation common stock. The transaction was effected through a newly-formed subsidiary, Atrium Windows and Doors of Florida, LLC, a Delaware Corporation, and the cash portion of the transaction was funded through a combination of $20,000 of additional term loan borrowings, borrowings under Atrium’s revolving credit and accounts receivable securitization facilities and cash on hand.

F 27

ATRIUM COMPANIES, INC.
PRO FORMA FINANCIAL INFORMATION

INTRODUCTION

The unaudited pro forma consolidated balance sheet includes the historical accounts of the Company and Kinco at June 30, 2004 and gives effect to the Kinco acquisition and related financings, including borrowings under the existing revolving credit facility and the issuance of $.1 million of warrants to purchase Atrium Corporation common stock.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2003 and for the six months ended June 30, 2004 include the historical operations of the Company and Kinco and give effect to the acquisition and related financings as if they had occurred at January 1, 2003.

The unaudited pro forma consolidated financial statements are based on available information and the assumptions and adjustments described in the accompanying notes. The unaudited pro forma consolidated statements of operations do not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what such results will be for any future periods. The unaudited pro forma financial statements are based upon assumptions and adjustments that we believe are reasonable. The unaudited pro forma consolidated financial statements are qualified in their entirety and should be read in conjunction with the historical financial statements and accompanying notes of the Company included in the annual report on Form 10-K/A for the year ended December 31, 2003, the quarterly report on Form 10-Q for the six month period ended June 30, 2004 and the audited financial statements of Kinco for the year ended December 31, 2003.

The Kinco acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates as of June 30, 2004. Further adjustments to the acquired assets and assumed liabilities will be made following completion of a third-party appraisal of the intangible assets acquired and following more detailed reviews by management of tangible assets acquired and liabilities assumed. Changes in the estimated fair value of acquired assets and assumed liabilities will be reflected as a change in the allocated fair value of the identifiable tangible and intangible assets and liabilities and goodwill in the period in which this determination is made.

The following unaudited pro forma consolidated balance sheet and statement of operations should be read in connection with the “Notes to Unaudited Pro Forma Consolidated Balance Sheet” and “Notes to Unaudited Pro Forma Consolidated Statements of Operations” presented below and the historical financial statements included elsewhere or incorporated by reference.

P1

Atrium Companies, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2004
(dollars in thousands)

	Atrium		Pro Forma			Pro Forma
	Companies, Inc.	Kinco (a)	Adjustments (b)			Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,480	$140	$(525)	(c	)	$4,095
Accounts receivable, net	13,918	8,458	-			22,376
Retained interest in sold accounts receivable	20,498	-	-			20,498
Inventories	60,601	7,377	-			67,978
Prepaid expenses and other current assets	5,137	764	(399)			5,502
Deferred tax asset	2,418	-	-			2,418
Total current assets	107,052	16,739	(924)			122,867
PROPERTY, PLANT AND EQUIPMENT, net	101,324	5,562	(860)			106,026
GOODWILL	382,830	-	10,043	(d	)	392,873
INTANGIBLE ASSETS	16,959	-	-	(e	)	16,959
DEFERRED FINANCING COSTS, net	14,813	61	(61)			14,813
OTHER ASSETS	5,875	148	38			6,061
Total assets	$628,853	$22,510	$8,236			$659,599

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
Current portion of notes payable	$3,736	$5,257	$(5,257)			$3,736
Accounts payable	41,917	3,427	(931)			44,413
Accrued liabilities	36,546	1,537	(60)			38,023
Total current liabilities	82,199	10,221	(6,248)			86,172
LONG-TERM LIABILITIES:
Notes payable	411,987	2,668	23,955	(f	)	438,610
Deferred tax liability	2,418	-	-			2,418
Other long-term liabilities	1,849	-	-			1,849
Total long-term liabilities	416,254	2,668	23,955			442,877
Total liabilities	498,453	12,889	17,707			529,049
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY:
Common stock	-	-	-			-
Paid-in capital	186,119	-	150	(g	)	186,269
Retained earnings (accumulated deficit)	(55,719)	9,621	(9,621)			(55,719)
Total stockholder's equity	130,400	9,621	(9,471)			130,550
Total liabilities and stockholder's equity	$628,853	$22,510	$8,236			$659,599

P2

Notes to Unaudited Pro Forma Consolidated Balance Sheet
(dollars in thousands)

(a) - Represents historical information for Kinco as of June 30, 2004. The historical information is unaudited and was prepared by the management of the acquired company.

(b) - Assumes the acquisition of Kinco had been consummated on June 30, 2004 for a purchase price of $27,125, consisting of $26,623 in cash, $352 in assumed liabilities and $150 issued in the form of warrants to purchase Atrium Corporation common stock and excluding transaction expenses of $385. The acquisition of Kinco was accounted for in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations." The aggregate purchase price has been allocated to the underlying assets and liabilities based on their respective estimated fair market values at the date of acquisition. The excess of purchase price over the estimated fair value of the net assets acquired ("goodwill") was $10,043.

The excess purchase price allocated to goodwill is as follows:

Purchase price	$27,510
Liabilities assumed	3,621
Total purchase price	31,131
Less: assets acquired	(21,088)
$10,043

The purchase price allocation is as follows:

Accounts receivable	$8,458
Inventories	7,377
Prepaid expenses and other current assets	365
Property, plant and equipment	4,702
Other assets	186
Goodwill	10,043
Accounts payable	(2,496)
Accrued liabilities	(1,125)
$27,510

(c) - An additional adjustment to cash of $385 reflects cash paid for transaction expenses.

(d) - Represents the excess purchase price over the estimated fair value of net assets acquired.

(e) - We are in the process of completing a third-party appraisal of the acquired intangible assets.  Upon completion of said appraisal, an adjustment will be made to goodwill.

(f) - Represents the elimination of historical notes payable in the amount of $2,668, borrowings of $20,000 of additional term loans and $6,623 on the Company’s revolving credit facility to fund the Kinco acquisition.

(g) - Represents the value of the warrants issued in connection with the Kinco acquisition.

P3

Atrium Companies, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2003
(dollars in thousands)

	Atrium		Pro Forma			Pro Forma
	Companies, Inc.	Kinco (a)	Adjustments			Consolidated

NET SALES	$597,810	$60,358	$-			$658,168
COST OF GOODS SOLD	408,501	45,552	(108)	(b	)	453,945
Gross profit	189,309	14,806	108			204,223

OPERATING EXPENSES:

Selling, delivery, general and administrative expenses	128,797	11,955	(604)	(c	)	140,148
Securitization expense	1,905	-	-			1,905
Stock compensation expense	553	-	-			553
Amortization expense	4,199	98	(85)	(d	)	4,212
SELLING, DELIVERY, GENERAL AND
ADMINISTRATIVE EXPENSES	135,454	12,053	(689)			146,818
Special charges	11,024	-	-			11,024
	146,478	12,053	(689)			157,842
Income from operations	42,831	2,753	797			46,381

INTEREST EXPENSE	(36,218)	(352)	(700)	(e	)	(37,270)
OTHER INCOME (EXPENSE), net	69	(48)	-			21
Income before income taxes	6,682	2,353	97			9,132
PROVISION FOR INCOME TAXES	(422)	-	(922)	(f	)	(1,344)
NET INCOME	$6,260	$2,353	$(825)			$7,788

Atrium Companies, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2004
(dollars in thousands)

	Atrium		Pro Forma			Pro Forma
	Companies, Inc.	Kinco (a)	Adjustments			Consolidated

NET SALES	$338,418	$32,900	$-			$371,318
COST OF GOODS SOLD	236,394	26,034	(68)	(b	)	262,360
Gross profit	102,024	6,866	68			108,958

OPERATING EXPENSES:
Selling, delivery, general and administrative expenses	74,709	4,900	(337)	(c	)	79,272
Securitization expense	514	-	-			514
Amortization expense	3,219	7	-	(d	)	3,226
SELLING, DELIVERY, GENERAL AND
ADMINISTRATIVE EXPENSES	78,442	4,907	(337)			83,012
Special charges	2,727	-	-			2,727
	81,169	4,907	(337)			85,739
Income from operations	20,855	1,959	405			23,219

INTEREST EXPENSE	(17,502)	(132)	(394)	(e	)	(18,028)
OTHER EXPENSE, net	(282)	(24)	-			(306)
Income before income taxes	3,071	1,803	11			4,885
PROVISION FOR INCOME TAXES	(240)	-	(683)	(f	)	(923)
NET INCOME	$2,831	$1,803	$(672)			$3,962

P4

Notes to Unaudited Pro Forma Consolidated Statements of Operations
(dollars in thousands)

(a) - Certain reclassifications have been made to conform Kinco’s financials to the Company’s presentation.

(b) - Represents the net reduction in depreciation expense included in cost of goods sold as a result of adjusting the underlying property, plant and equipment to fair market value, Atrium’s classification and a change in their expected useful lives.  It also includes additional rent expense for a contractual change in rent at one of Kinco’s manufacturing facilities, detailed as follows:

	Year Ended	Six Months Ended
	December 31, 2003	June 30, 2004

Elimination of historical depreciation expense	$(410)	$(228)
Estimation of ongoing depreciation expense	246	132
Contractual change in rent expense	56	28
	$(108)	$(68)

(c) - Represents i) the net reduction in depreciation expense included in selling, delivery, general and administrative expenses as a result of adjusting the underlying property, plant and equipment to fair market value, Atrium’s classification and a change in expected useful lives; ii) the reduction in salaries and related payroll taxes resulting from a contractual change in compensation structure for a certain member of senior management in connection with the acquisition; iii) the elimination of management fees paid to the former equity sponsor and iv) the inclusion of rent expense for a contractual change in rent at one of Kinco’s manufacturing facilities, detailed as follows:

	Year Ended	Six Months Ended
	December 31, 2003	June 30, 2004

Elimination of historical depreciation expense	$(174)	$(67)
Estimation of ongoing depreciation expense	49	25
Contractual change in compensation structure
of management	(236)	(173)
Elimination of management fees paid to former
equity holders	(250)	(125)
Contractual change in rent expense	7	3
	$(604)	$(337)

(d) - Represents the elimination of historical amortization expense related to deferred financing fees and the inclusion of amortization expense for acquired samples and displays, as follows.

	Year Ended	Six Months Ended
	December 31, 2003	June 30, 2004

Elimination of historical amortization expense	$(98)	$(7)
Estimation of amortization expense on
samples and displays	13	7
	$(85)	$-

We are in the process of completing a third-party appraisal of the acquired intangible assets.  Upon completion of said appraisal, amortization expense will be incurred on the acquired intangible assets.

P5

(e) - Represents an adjustment to historical interest expense for debt that was not assumed by the Company and an increase in interest expense based on $20,000 of additional term loan borrowings at a rate of 3.9% and $6,623 of borrowings on the Company’s revolving credit facility at a rate of 4.1%.

	Year Ended	Six Months Ended
	December 31, 2003	June 30, 2004

Elimination of historical interest expense	$(352)	$(132)
Interest expense resulting from $20,000 of
additional term loan borrowings	780	390
Interest expense resulting from borrowings of
$6,623 on the revolving credit facility	272	136
	$700	$394

(f) - Represents the income tax effect of the pro forma adjustments, with consideration given to our existing net operating loss carryforwards ("NOL's") and the effect of the Company’s existing NOL's on Kinco's historical income tax expense.

P6